Exhibit 99.5
Holders of Record, holding 5% or more of the outstanding balance for Bear Stearns Asset Backed
Securities I Trust 2004-HE6, Asset-Backed Certificates, Series 2004-HE6 as reflected in the security position listing as of December 31, 2004 provided by DTC.

Class
Name and Address of Holder
Amount Held
% Class
I-A-1
Mellon Trust
194,537,000
74%
525 William Penn Place, Suite 3418
Pittsburgh, PA 15259

UBSSEC/CMO
69,000,000
26%
299 Park Avenue
New York, NY 10171

I-A-2
JP Morgan Chase Bank NA
19,200,000
42%
14201 Dallas Parkway
Dallas, TX 75254

LaSalle Bank NA
26,282,000
58%
135 S. LaSalle Street
Chicago, IL 60603

II-A
FA MA INVT
211,021,000
100%
3900 Wisconsin Avenue NW
Washington, DC 20016

III-A
FHL/RETAIN
212,238,000
100%
155 Parkrun Drive
Mail Stop 5DN
McLean, VA 22102

JP Morgan Chase Bank NA
32,000,000
53%
14201 Dallas Parkway
Dallas, TX 75254

LaSalle Bank NA
5,000,000
8%
135 S. LaSalle Street
Chicago, IL 60603

ML SFKPG
22,411,000
37%
4 Corporate Place
Piscataway, NJ 08854

LaSalle Bank NA
10,000,000
21%
135 S. LaSalle Street
Chicago, IL 60603

SSB&T Co
9,950,000
21%
1776 Heritage Drive
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171

Mellon Trust
6,993,000
14%
525 William Penn Place, Suite 3418
Pittsburgh, PA 15259

Wells Fargo Bank NA
8,383,000
17%
733 Marquette Avenue
Minneapolis, MN 55479

JP Morgan Chase Bank NA
9,000,000
19%
14201 Dallas Parkway
Dallas, TX 75254

Merrill Lynch
3,817,000
28%
101 Hudson St., Ninth Floor
Jersey City, NJ 07302

SSB&T Co
10,000,000
72%
1776 Heritage Drive
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171

JP Morgan Chase Bank NA
9,514,000
83%
14201 Dallas Parkway
Dallas, TX 75254

UBSSEC/CMO
2,000,000
17%
299 Park Avenue
New York, NY 10171

JP Morgan Chase Bank NA
8,632,000
85%
14201 Dallas Parkway
Dallas, TX 75254

UBSSEC/CMO
1,500,000
15%
299 Park Avenue
New York, NY 10171

Bear Stearns
3,000,000
32%
One Metrotech Center North, Fourth Floor
Brooklyn, NY 11201-3862

Deutsche Bank
4,000,000
43%
1251 Avenue of the Americas
New York, NY 10020

SSB&T Co
2,211,000
24%
1776 Heritage Drive
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171